                                                                     EXHIBIT 4.1


FRONT OF THE CERTIFICATE:

COMMON STOCK                                                       COMMON STOCK

NUMBER                              DELTEK                               SHARES
DLTK__________                                                    _____________
                              DELTEK SYSTEMS, INC.

           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR IN NEW YORK, NY                             CUSIP 24785A 10 8

THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                             DELTEK SYSTEMS, INC.

Certificate of stock transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


Alan R. Stewart /s/                 [SEAL]                  Donald deLaski /s/
Chief Financial Officer                                               Chairman
   and Secretary

                                                 COUNTERSIGNED AND REGISTERED:
                                               THE FIRST NATION BANK OF BOSTON
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                                       BY

                                                            AUTHORIZED OFFICER

REVERSE SIDE OF THE CERTIFICATE:

                               DELTEK SYSTEMS, INC.

      This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia and to the provisions of the Articles of Incorporation of the Corporation as amended from time to time. The Corporation shall furnish to any shareholder upon request and without charge a written statement of the designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors of the Corporation to determine variations for future series). Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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TEN COM  as tenants in common           UNIF GIFT MIN ACT -- ________(Custodian)
TEN ENT  as tenants by the entireties                      _____________ (Minor)
JT TEN   as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as                       Act ____________  (State)
         tenants in common              UNIF TRF MIN ACT -- ________ (Custodian)
                                                       (until age _____________)
                                                            ____________ (Minor)
                                                      under Uniform Transfers to
                                                         Minors Act ____________
                                                          (State)

    Additional abbreviations may also be used though not on the above list.


 FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(_________________________________)


______________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


______________________________________________________________________________



______________________________________________________________________________


_______________________________________________________________________Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _____________________________________

                                        X ____________________________________

                                        X_____________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
   --------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program, pursuant to SEC Rule 17Ad-15.